As filed with the Securities and Exchange Commission on March 7, 2007

=====================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant   [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material under Rule 14a-12

                                THE CUTLER TRUST
  -----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                         c/o ULTIMUS FUND SOLUTIONS, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
  -----------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 Not Applicable
  -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:


      --------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:


      --------------------------------------------------------------------------

     (5)  Total fee paid:


      --------------------------------------------------------------------------

[   ] Fee paid previously with preliminary materials.

[   ] Check  box  if  any  part of  the  fee is  offset  as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

      --------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

      --------------------------------------------------------------------------

     (3)  Filing Party:

      --------------------------------------------------------------------------

     (4)  Date Filed:

      --------------------------------------------------------------------------

================================================================================


                                      PROXY
                                    STATEMENT

                                The Cutler Trust
                                  March 5, 2007


                      Important Voting Information Inside!



TABLE OF CONTENTS
-----------------


Letter from the President....................................................1


Notice of Special Meeting of Shareholders....................................2


Important Information to Help You Understand and Vote on the Proposals.......3


Meeting Information..........................................................5


Proposal 1: Election of Trustees.............................................8


Proposal 2: Approval of Investment Advisory Agreement.......................14


Other Business..............................................................20


Independent Registered Public Accounting Firm...............................20


Additional Information......................................................21


Appendix A:  Investment Advisory Agreement..................................23

================================================================================
                                THE CUTLER TRUST
                               Cutler Equity Fund
                            ------------------------

  INVESTMENT ADVISER:                                   SHAREHOLDER SERVICES:
  -------------------                                   ---------------------

CUTLER INVESTMENT COUNSEL, LLC                   c/o ULTIMUS FUND SOLUTIONS, LLC
3555 LEAR WAY                                        P.O. BOX 46707
MEDFORD, OREGON 97504                                CINCINNATI, OHIO 45246
                                                     TOLL FREE: 1-888-CUTLER4


                                                                   March 5, 2007
Dear Shareholder:

     We are writing to inform you of the upcoming Special Meeting of Shareholders of the Cutler Equity Fund (the "Fund") scheduled to be held on Monday April 9, 2007 at 1:30 p.m., Eastern time at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (the "Special Meeting") to vote on two important proposals affecting the Fund:

     1.   To elect five Trustees; and

     2.   To approve  or  disapprove  a revised  Investment  Advisory  Agreement
          between  The  Cutler  Trust  and  Cutler  Investment   Counsel,   LLC,
          investment adviser to the Fund.

     Whether or not you are planning to attend the Special Meeting, we need your vote. PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED, POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE VOTED AT THE SPECIAL MEETING.

     If you are a shareholder of record of the Fund as of the close of business on March 5, 2007, you are entitled to notice of, and to vote at the Special Meeting and at any adjournment or postponement thereof.

     The Board has recommended approval of the proposals listed above and encourages you to vote "FOR" each proposal.

     If you have any questions regarding the proposals or need assistance in completing your proxy card, please contact Shareholder Services, toll-free at 1-888-CUTLER4 (1-888-288-5374). I urge you to read the entire proxy statement completely and carefully. COPIES OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT ARE AVAILABLE WITHOUT CHARGE BY WRITING TO THE FUND AT P.O. BOX 46707, CINCINNATI, OHIO 45246-0707, OR BY CALLING THE FUND NATIONWIDE (TOLL-FREE) AT 1-888-CUTLER4 (1-888-288-5374).

     Thank you for taking the time to consider these important proposals and for your continuing investment in the Cutler Equity Fund.

                                               Sincerely,

                                               /s/ Erich M. Patten

                                               Erich M. Patten
                                               President

                                The Cutler Trust
                                  3555 Lear Way
                              Medford, Oregon 97504
                  ---------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               CUTLER EQUITY FUND

                           TO BE HELD ON APRIL 9, 2007
                   -------------------------------------------


     NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the "Special Meeting") of the Cutler Equity Fund (the "Fund"), will be held on April 9, 2007 at 1:30 p.m. Eastern time at the offices of Ultimus Fund Solutions, LLC, the Fund's transfer agent, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to consider and vote on the following matters:

     1.   To elect five Trustees for The Cutler Trust;
     2. To approve or disapprove a revised Investment Advisory Agreement between The Cutler Trust and Cutler Investment Counsel, LLC, investment adviser to the Fund; and
     3. To transact any other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment thereof.

     This is a notice and proxy statement for the Special Meeting. Shareholders of record of the Fund as of the close of business on March 5, 2007 (the "Record Date") are entitled to notice of, and to vote at, this Special Meeting or any adjournments or postponement thereof. Your attention is directed to the attached proxy statement.


THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE "FOR" EACH OF THE PROPOSALS.

March 5, 2007
                                         BY ORDER OF THE BOARD OF TRUSTEES

                                         /s/ Cassandra W. Borchers

                                         Cassandra W. Borchers
                                         Assistant Secretary

PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO REVOKE ANY PRIOR PROXY AND TO VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING.

                                THE CUTLER TRUST

                              QUESTIONS AND ANSWERS

     IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS
--------------------------------------------------------------------------------
                                                                   March 5, 2007

     The Cutler Equity Fund (the "Fund") will be holding a Special Meeting of Shareholders on Monday April 9, 2007 at 1:30 p.m., Eastern time, at the offices of Ultimus Fund Solutions, LLC, the Fund's transfer agent, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Shareholders of the Fund are receiving this proxy statement and proxy card to consider and to vote on the proposals set forth in this Proxy Statement.

     We ask that you give each proposal careful consideration. This section of the Proxy Statement is intended to give you a quick review of each proposal and the proxy process. Details about the proposals are set forth in the Proxy
Statement. We urge you to read the entire Proxy Statement completely and carefully.
--------------------------------------------------------------------------------

Q:   WHY ARE SHAREHOLDERS BEING MAILED THIS PROXY MATERIAL?

A: You are receiving these proxy materials -- including the Proxy Statement and the accompanying proxy card -- because you have the right to vote on two important proposals concerning your investment in the Fund. The purpose of this Proxy Statement is to disclose important information about the proposals and to seek shareholder approval of the proposals. The proposals have been unanimously approved by the Board of Trustees.

Q:   WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON IN PROPOSAL 1?

A: Shareholders are being asked to approve five nominees to serve on the Board of Trustees.

Q:   WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON IN PROPOSAL 2?

A:  Shareholders  are  being  asked to  approve a  revised  Investment  Advisory
Agreement  between  the  Trust  and  its  current  investment  adviser,   Cutler
Investment Counsel, LLC.

Q:   WHY IS THE FUND ASKING FOR APPROVAL OF THESE PROPOSALS?

A: The Fund is seeking shareholder approval of Proposal 1 to increase the size of its Board of Trustees and to add two additional independent Trustees who are not otherwise affiliated with the Trust or its investment adviser.

The Fund is seeking approval of Proposal 2 in order to update the Investment Advisory Agreement by basically:

     1) removing outdated references to the Fund's former administrator and transfer agent;
     2) replacing outdated references to a predecessor investment adviser with the name of the current investment adviser;
     3) replacing outdated references to the former name of the Fund with "Cutler Equity Fund";
     4)   reflecting  the  current  address  of the  Trust  and  its  investment adviser;
     5) specifying that the revised Investment Advisory Agreement is governed by Oregon law (as opposed to New York law); and
     6) removing a provision relating to in-kind distributions which management believes is not necessary or appropriate to be included in an investment advisory agreement.

Q:   HOW DOES THE BOARD OF TRUSTEES RECOMMEND I VOTE ON THE PROPOSALS?

A: The Board unanimously recommends that shareholders vote in favor of the proposals.

Q:   ARE THERE OTHER CHANGES AFFECTING THE FUND?

A: Not at this time.

Q:   WHERE IS THE MEETING GOING TO BE HELD?

A: The Meeting is scheduled for Monday April 9, 2007 at 1:30 p.m., Eastern time, at the offices of the Fund's transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Q:   WHO IS ELIGIBLE TO VOTE AT THE MEETING?

A: Shareholders as of March 5, 2007 (the "Record Date") are entitled to vote at the Special Meeting or any adjournment of the Special Meeting. Shareholders may cast one vote for each share they own.

Q:   HOW DO I VOTE MY PROXY?

A: To vote, please complete the enclosed proxy card and return the card in the enclosed self-addressed, postage-paid envelope. You may also attend the meeting and vote your shares in person.

Q:   WILL THE FUND BE REQUIRED TO PAY FOR THIS PROXY SOLICITATION?

A:    Yes, the Fund will pay the cost of this proxy solicitation.

Q:   WHERE CAN I GET MORE INFORMATION ABOUT THE PROPOSALS?

A:   Please   contact   Shareholder    Services   directly   at   1-888-288-5374
(1-888-CUTLER4) between the hours of 8:30 a.m. to 5:30 p.m., Eastern time. Representatives will be happy to answer any questions you may have.

                                THE CUTLER TRUST
                                  3555 LEAR WAY
                              MEDFORD, OREGON 97504
  ------------------------------------------------------------------------------

                     SPECIAL MEETING OF THE SHAREHOLDERS OF
                               CUTLER EQUITY FUND

                            TO BE HELD APRIL 9, 2007

 -------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                  MARCH 5, 2007
 -------------------------------------------------------------------------------

     This Proxy Statement is furnished by The Cutler Trust (the "Trust") to the shareholders of the Cutler Equity Fund (the "Fund"), a series of the Trust, on behalf of the Trust's Board of Trustees in connection with the Fund's solicitation of shareholders' proxies for use at a Special Meeting to be held Monday April 9, 2007, at 1:30 p.m., Eastern time, at the offices of Ultimus Fund Solutions, LLC, the Fund's transfer agent, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement to shareholders is March 7, 2007.

     At the Special Meeting, the shareholders of the Fund will be asked:

1.   To elect five Trustees for The Cutler Trust (the "Trust");
2. To approve or disapprove a revised Investment Advisory Agreement between the Trust and Cutler Investment Counsel, LLC, the investment adviser to the Fund (the "Adviser"); and
3. To transact any other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment thereof.

                               MEETING INFORMATION

--------------------------------------------------------------------------------

     RECORD DATE/SHAREHOLDERS ENTITLED TO VOTE. The Fund is a separate investment series, or portfolio, of the Trust, a Delaware business trust and registered investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The shares of beneficial interest of the Trust entitled to vote at the meeting are issued in series. Currently there is one series issued, the Cutler Equity Fund, which will be referred to as the "Fund". The record holders of outstanding shares of the Fund are entitled to one vote per share (and a fractional vote per fractional share) on all matters presented at the Special Meeting. Shareholders of the Fund at the close of business on March 5, 2007 (the "Record Date") will be entitled to notice of and to be present and vote at the Special Meeting. As of the Record Date, there were 3,457,922.853 shares of beneficial interest of the Fund outstanding and entitled to vote, representing total net assets of $39,489,478.98.

     VOTING PROXIES. Whether you expect to be personally present at the Special Meeting or not, we encourage you to vote by proxy. You can do this by executing, dating and returning the enclosed proxy card. Properly executed proxies will be voted as you instruct by the persons named in the accompanying proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote FOR the Proposals and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be properly presented to the Special Meeting.

     Shareholders who execute proxies may revoke them at any time before they are voted, by executing a later dated proxy card, by writing to the Assistant Secretary of the Trust, Cassandra W. Borchers, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by voting in person at the time of the Special Meeting. If not so revoked, the shares represented by the proxy will be voted at the Special Meeting, and any adjournments and postponement thereof, as instructed. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.

     REQUIRED VOTE. If a quorum (as described below) is represented at the Special Meeting, the vote of a plurality of the Trust's shares represented at the meeting is required for the election of Trustees (Proposal 1 below) and the vote of a "majority of the outstanding shares" of the Fund is required for approval of the revised Investment Advisory Agreement (Proposal 2 below). The vote of a "majority of the outstanding shares" means the vote of the lesser of
(1) 67% or more of the shares present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

     All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon. Proxies received prior to the Special Meeting on which no vote is indicated will be voted "FOR" the Proposals.

     QUORUM REQUIRED TO HOLD MEETING. In order to transact business at the Special Meeting, a "quorum" must be present. Under the Trust's Agreement and Declaration of Trust, a quorum is constituted by the presence in person or by proxy of more than one third of the outstanding shares of the Fund entitled to vote at the Special Meeting.

     Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Special Meeting when the voting requirement is based on achieving a percentage of "voting securities present." Therefore, a broker non-vote or abstention will have no effect on Proposal 1 which is determined by a plurality of favorable votes. Because Proposal 2 requires the affirmative vote of the Fund's outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against Proposal 2.

     If a quorum of shareholders of the Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting for a period or periods not more than ninety (90) days in the aggregate to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting may also be adjourned from time to time by a majority of the votes of the Fund properly cast upon the question of adjourning the Special Meeting to another date and time, whether or not a quorum is present. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the proposal, and vote against adjournment all proxies that voted against the proposal (including abstentions and broker non-votes). Abstentions and broker non-votes will have the same effect at any adjourned meeting as noted above.

     METHOD AND COSTS OF PROXY SOLICITATION. Proxies will be solicited primarily by mail and telephone. The solicitation may also include facsimile or oral communications by certain officers or employees of the Trust, the Adviser, or Ultimus Fund Solutions, LLC ("Ultimus"), the Fund's administrator, who will not be paid for these services.

     The Fund will pay the costs of the Special Meeting and the expenses incurred in connection with the solicitation of proxies, which will include reasonable fees paid to any proxy solicitation service used for its printing and mailing efforts. The Trust, the Adviser or Ultimus may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. If requested, the Fund shall reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund. The estimated cost for conducting this Special Meeting and the related proxy solicitation is expected to be approximately $4,000.

     PRINCIPAL SHAREHOLDERS. On the Record Date, Axelson Fishing Tackle Manufacturing Co. Profit Sharing Plan, 17351 Murphy Avenue, Irvine, CA 92714, owned of record 5.24% of the outstanding shares of the Fund. No other persons owned of record and, according to information available to the Fund, no other persons owned beneficially 5% or more of the Fund's outstanding shares.

     All Trustees and officers as a group owned of record or beneficially less than 1% of the Fund's outstanding shares on the Record Date.

     REPORTS TO SHAREHOLDERS. Copies of the Fund's most recent annual and semi-annual report are available without charge by writing to the Fund at P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by calling the Fund nationwide (toll-free) at 1-888-CUTLER4 (1-888-288-5374).

     INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS. The Fund's investment adviser is Cutler Investment Counsel, LLC, located at 3555 Lear Way, Medford, Oregon 97504. The Adviser manages the Fund's portfolio and oversees the daily business operations of the Fund. The Fund's administrator and transfer agent, Ultimus Fund Solutions, LLC, and the Fund's principal underwriter, Ultimus Fund Distributors, LLC, are located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.


                                   PROPOSAL 1:
                              ELECTION OF TRUSTEES

 -------------------------------------------------------------------------------

     The Board of Trustees of the Trust has nominated five individuals (the "Nominees") for election to the Board. At the Special Meeting, the shareholders of the Trust will be asked to elect the Nominees to serve on the Board of Trustees of the Trust. It is intended that the enclosed Proxy will be voted FOR the election of the five Nominees named below as Trustees, unless such authority has been withheld in the Proxy. Each Nominee has consented to serve as a Trustee if elected.

     Shareholders are being asked to elect the five Nominees to serve on the Board of Trustees of the Trust in order to increase the size of the Board from three Trustees to five, while ensuring that at least two-thirds of the members of the Board have been elected by the shareholders of the Trust, as required by the Investment Company Act. Currently, the Board consists of three Trustees, of which two Trustees have been elected by shareholders and one has not. However, with the Board's recent decision to increase the size of the Board and the nomination by the Trustees of two additional Trustees who are not considered to be "interested persons" under the Investment Company Act (referred to as "Independent Trustees"), the Trust would no longer meet the requirement that two-thirds of all Trustees must have been elected by shareholders. The Investment Company Act also provides that vacancies on the Board of Trustees may not be filled by Trustees unless thereafter at least two-thirds of the Trustees shall have been elected by shareholders. To ensure continued compliance with the forgoing requirements of the Investment Company Act, shareholders are being asked at this Special Meeting to elect the five Nominees. The Nominees will be elected for indefinite terms, subject to death, resignation, retirement or removal. Each Nominee has indicated a willingness to serve as a member of the Board of Trustees if elected. If any of the Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. However, management has no reason to believe that any Nominee will be unavailable for election. In evaluating the Nominees, the Trustees took into account their background and experience, including their familiarity with the issues relating to the Fund as well as their distinguished careers. The Trustees also considered the prior experience of certain of the Nominees as Trustees of the Trust.

THE BOARD OF TRUSTEES GENERALLY

     The Board of Trustees oversees the management of the Trust and meets at least quarterly to review reports about the Trust's operations. The Board of Trustees provides broad supervision over affairs of the Trust. The Board of Trustees, in turn, elects the officers of the Trust to actively supervise the Fund's day-to-day operations. Subject to the Investment Company Act and applicable Delaware law, they may fill vacancies in or reduce the number of Board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees who may exercise the powers and authority of the Board to the extent that the Trustees determine. They may, in general, delegate such authority as they consider desirable to any officer of the Trust, to any Committee of the Board and to any agent or employee of the Trust.

     The Trust shall indemnify each of its Trustees against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Trustee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Trustee may be or may have been involved as a party or otherwise or with which such Trustee may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee, and except that no Trustee shall be indemnified against any liability to the Trust or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's office.

INFORMATION REGARDING THE TRUST'S TRUSTEES, NOMINEES AND EXECUTIVE OFFICERS

     The following is a list of the Trustees, Nominees and executive officers of the Trust. The Trustees serve for an indefinite term, subject to death, resignation, retirement or removal, and the officers are elected annually. Each Trustee and Nominee who is an "interested person" of the Trust, as defined by the Investment Company Act, is listed as such. The other Trustees and Nominees are not considered "interested persons" of the Trust under the Investment Company Act; that is, they are not employees or officers of, and have no financial interest in, the Trust's affiliates or its service providers. During the past fiscal year, the Board of Trustees met five times. Each Trustee attended 100% of such Board meetings and, if he was a member, meetings of the Trust's Audit Committee during such year.

                                                                                                                     Number of
                                                                                                                   Portfolios in
                                                                                                                   Fund Complex
                                                                              Principal Occupation(s) During        Overseen by
                                           Position(s)       Length of      Past 5 Years and Directorships of        Trustee/
                                            Held with      Time Served               Public Companies                 Nominee
         Name, Address and Age                Trust
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES/NOMINEES:

----------------------------------------------------------------------------------------------------------------------------------
Matthew C. Patten (1)(2)                    Chairman,          Since      Treasurer  since 2004 and                      1
(age 31)                                   Trustee and       September    Chairman and Trustee of the
3555 Lear Way                               Treasurer         2006 as     Trust since  September, 2006;
Medford, OR 97504                                            Chairman/    President since 2004 and
                                                             Trustee;     Investment Committee Member
                                                            Since March   and Portfolio Manager of Cutler
                                                              2004 as     Investment  Counsel,  LLC since
                                                             Treasurer    2003; Portfolio Manager,
                                                                          Member and President of Cutler
                                                                          Venture Partners, LLC (a private
                                                                          equity firm)since 2003;
                                                                          Investment Committee Member
                                                                          of Table Rock Management, LLC
                                                                          ("Table Rock")(a registered
                                                                          investment adviser) from 2002
                                                                          until 2004; Portfolio Manager -
                                                                          Private Equity and Public Equity
                                                                          of Table Rock from 2000 until
                                                                          2004; Chief Operating Officer
                                                                          and Portfolio Manager of Cutler
                                                                          Asia, LLC (a private equity firm)
                                                                          from 2000 until 2005; Director of
                                                                          The First America Asia Fund I,
                                                                          LP (a) private equity fund) from
                                                                          1999 to 2006.
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES/NOMINEES:

----------------------------------------------------------------------------------------------------------------------------------
Robert B. Watts, Jr. (age 76)                Trustee         Since        Counsel for Northhaven Associates              1
1710 Lake Village Dr.                                        March        since 1985
Medford, OR 97504                                            1996


Robert E. Clarke (age 84)                    Trustee         Since        Retired                                        1
One Skyline Drive                                             May
Apt. 3407                                                     2002
Medford, OR 97504



                                       10

John P. Cooney (age 75)                      Nominee         N/A          U.S. Magistrate Judge (retiring                1
100 Greenway Circle                                                       March 2007)
Medford, OR 97504

Dr. Mario Campagna (age 79)                  Nominee         N/A          Retired                                        1
1701 Lake Village Drive
Medford, OR 97504

----------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:

----------------------------------------------------------------------------------------------------------------------------------
Erich M. Patten(3)                        President        Since          Investment  Committee  Member,  Portfolio  Manager  and
(age 29)                                                   March          Corporate Secretary of Cutler Investment  Counsel,  LLC
3555 Lear Way                                              2004           since  2003;  Member of Cutler  Venture  Partners,  LLC
Medford, OR 97504                                                         (private  equity  firm)  since  2003;  Member of Cutler
                                                                          Asia,  LLC (a  private  equity  firm)  from 2003  until
                                                                          2005;   Investment   Committee   Member  and  Portfolio
                                                                          Manager   of  Table  Rock  (a   registered   investment
                                                                          adviser)  from 2003 until  2004;  Intern  with the U.S.
                                                                          Environmental  Protection  Agency in 2002;  Clerk  with
                                                                          Sidley  Austin  Brown  and  Wood (a law  firm) in 2001;
                                                                          Investment    Performance   Specialist   with   Ashland
                                                                          Partners, LLP from 1998 until 2003.

Brooke C. Ashland(3)                        Vice            Since         Investment   Committee   Member  and  Chief   Executive
(age 55)                                  President/        June          Officer of Cutler Investment  Counsel,  LLC since 2003;
3555 Lear Way                             and Chief         2002          Portfolio  Manager,  Member and Chief Executive Officer
Medford, OR 97504                        Compliance                       of  Cutler  Venture  Partners,  LLC (a  private  equity
                                           Officer                        firm)   since   2003;   Chief   Executive   Officer  of
                                                                          Centricity,  LLC (an  investment  adviser)  since 2003;
                                                                          General  Partner of The First  America  Asia Fund I, LP
                                                                          (a private  equity  fund) since 1999;  Chief  Operating
                                                                          Officer,  Chief Executive Officer and Portfolio Manager
                                                                          of Cutler  Asia,  LLC (a  private  equity  firm)  since
                                                                          1998;  Chief  Executive  Officer and/or Chairman of the
                                                                          Board  of  Managers   for  Table  Rock  (a   registered
                                                                          investment  adviser) from 1995 to 2004; Chief Executive
                                                                          Officer and President of Trustee  Investment  Services,
                                                                          Inc. (a Trustee  education firm) since 1991;  President
                                                                          of Big Bear Timber, LLC (farming) since 1989.

Carol  S. Fischer (age 51)                   Vice            Since        Member   and   Chief   Operating   Officer   of  Cutler
3555 Lear Way                             President,         1996         Investment  Counsel,  LLC since 2003;  Member and Chief
Medford, OR 97504                         Assistant                       Operating   Officer   of  Table   Rock  (a   registered
                                        Secretary and                     investment  adviser)  from 1994 to 2004;  Secretary  of
                                             Asst.                        P.S.&S., Inc. (a sales company) since 1990.
                                          Treasurer




                                       11

John F. Splain (age 50)                   Secretary         Since         Managing Director, Ultimus Fund Solutions, LLC
225 Pictoria Drive                                          March         and Ultimus Fund Distributors, LLC since 1999.
Cincinnati, Ohio 45246                                      2005


Robert G. Dorsey (age 49)                   Vice            Since         Managing Director of Ultimus Fund Solutions,
225 Pictoria Drive                        President         March         LLC and Ultimus Fund Distributors, LLC since
Cincinnati, Ohio 45246                                      2005          1999.

     (1) Matthew C. Patten is an Interested Trustee because of the positions he holds with the Adviser and its affiliates.

     (2) Matthew C. Patten and Erich M. Patten are brothers and the sons of Brooke C. Ashland.

     BOARD COMMITTEES. The Board of Trustees has established the standing committees described below. The members of the Audit, Nominating and Valuation Committees currently are, and subject to their election as Trustee at the Special Meeting, will continue to be, Robert B. Watts, Jr. and Robert E. Clarke, and, subject to their election as Trustee at the Special Meeting, John P. Cooney and Dr. Mario Campagna. Matthew C. Patten is also a member of the Valuation Committee and will continue to serve on the Valuation Committee subject to his election as Trustee at the Special Meeting.

     AUDIT COMMITTEE. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It also selects the Trust's independent registered public accounting firm, reviews the methods, scope and results of the annual audit and the audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended June 30, 2006, the Audit Committee met twice.

     NOMINATING COMMITTEE. The Nominating Committee meets as necessary and is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee does not currently consider shareholder nominations. During the fiscal year ended June 30, 2006, the Nominating Committee did not meet.

     VALUATION COMMITTEE. The Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. The Valuation Committee meets as necessary. During the fiscal year ended June 30, 2006, the Valuation Committee did not meet.


     TRUSTEE OWNERSHIP OF FUND SHARES
--------------------------------------------------------------------------------------------------------------------
                                                                                    AGGREGATE DOLLAR RANGE OF
                                                                                    OWNERSHIP AS OF DECEMBER 31,
                                            DOLLAR RANGE OF BENEFICIAL             2006 IN ALL FUNDS OVERSEEN BY
                                               OWNERSHIP IN THE FUND               TRUSTEE IN THE SAME FAMILY OF
        TRUSTEE/NOMINEE                       AS OF DECEMBER 31, 2006                  INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------------------------
        INTERESTED TRUSTEE
        ------------------
--------------------------------------------------------------------------------------------------------------------
Matthew C. Patten                                      None                                   None
--------------------------------------------------------------------------------------------------------------------
   INDEPENDENT TRUSTEES/NOMINEES
   -----------------------------
--------------------------------------------------------------------------------------------------------------------
Robert B. Watts, Jr.                                   None                                   None
--------------------------------------------------------------------------------------------------------------------
Robert E. Clarke                                       None                                   None
--------------------------------------------------------------------------------------------------------------------
John P. Cooney                                         None                                   None
--------------------------------------------------------------------------------------------------------------------
Dr. Mario Campagna                                     None                                   None
--------------------------------------------------------------------------------------------------------------------

     COMPENSATION OF TRUSTEES. Each Independent Trustee of the Trust is paid an annual retainer fee of $10,000 for his service to the Trust. The fee is paid monthly in equal payments. The Trustees are also reimbursed for travel and related expenses incurred in attending Board meetings. Mr. Patten receives no compensation (other than reimbursement for travel and related expenses) for his service as a Trustee of the Trust. No officer or employee of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings.

     The following table sets forth the fees paid to each Trustee by the Trust and the Fund Complex during the fiscal year ended June 30, 2006.

----------------------------------------------------------------------------------------------------------------

                                                        PENSION OR           ESTIMATED              TOTAL
                                  AGGREGATE             RETIREMENT             ANNUAL           COMPENSATION
          TRUSTEE                COMPENSATION            BENEFITS           BENEFITS UPON       FROM TRUST AND
                                  FROM TRUST              ACCRUED            RETIREMENT          FUND COMPLEX
----------------------------------------------------------------------------------------------------------------
Matthew C. Patten(1)               $    0                 $    0              $    0               $    0
----------------------------------------------------------------------------------------------------------------
Robert B. Watts, Jr.               10,000                      0                   0               10,000
----------------------------------------------------------------------------------------------------------------
Robert E. Clarke                   10,000                      0                   0               10,000
----------------------------------------------------------------------------------------------------------------

          (1) Mr. Patten is an Interested Trustee because of the positions he holds with the Adviser and its affiliates.

     THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES.

                                   PROPOSAL 2:
                APPROVAL OF REVISED INVESTMENT ADVISORY AGREEMENT

 -------------------------------------------------------------------------------


OVERVIEW AND RELATED INFORMATION

     On February 8, 2007, the Trustees approved a revised Investment Advisory Agreement between the Trust and Cutler Investment Counsel, LLC (the "Adviser") and are recommending that shareholders of the Fund approve such Investment Advisory Agreement (the "Revised Agreement"). However, if the Revised Agreement is not approved by shareholders, the investment advisory agreement currently in effect shall remain in effect. As described below, the Revised Agreement incorporates the material provisions of the Advisory Agreement currently in effect.

     The Adviser currently serves as investment adviser to the Fund. The reason for the Trustees proposing the Revised Agreement for the Fund is that the current Investment Advisory Agreement contains outdated references to the Fund's former administrator and transfer agent; outdated references to Cutler & Company, LLC, the former investment adviser to the Fund; outdated references to the Fund's prior name, the "Cutler Value Fund"; outdated addresses; a reference to New York law as controlling law, when neither the Trust nor the Adviser is domiciled in New York; and certain provisions relating to in-kind distributions which management believes are not necessary or appropriate to be included in an investment advisory agreement. The Trustees have carefully considered the matter, and have concluded that it is appropriate to approve the Revised Agreement for the Fund, so that the Adviser can continue to manage the Fund on otherwise substantially similar terms as are now in effect. NO CHANGE IN THE FUND'S ADVISORY FEE RATE IS BEING PROPOSED.

INFORMATION REGARDING THE ADVISER

     The Adviser currently acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement (the "Current Agreement") dated December 31, 1992 and restated as of May 1, 1996. The Trustees, including a majority of the Trustees who are not a party to the Current Agreement, or interested persons of such parties, initially approved the Current Agreement at a meeting held on December 28, 1992 and most recently approved its continuance on December 19, 2006 for an annual term.

     The Adviser, located at 3555 Lear Way, Medford, Oregon 97504 is an Oregon limited liability company. The Adviser is majority owned by Brooke C. Ashland who is also Chief Executive Officer and Chief Compliance Officer of the Adviser. Ms. Ashland currently owns 75% of the outstanding ownership of the Adviser. The principal business address of Ms. Ashland is 3555 Lear Way, Medford, Oregon 97504.

     Listed below is information regarding the managing members and officers of the Adviser.

------------------------------------------------------------------------------------------------------------------
            NAME                           ADDRESS                             PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------------------------------
       Brooke C. Ashland                3555 Lear Way,                     Chief Executive Officer and Chief
                                        Medford, Oregon                    Compliance Officer of Cutler
                                                                           Investment Counsel, LLC
------------------------------------------------------------------------------------------------------------------
       Carol S. Fischer                 3555 Lear Way                      Chief Operating Officer of Cutler
                                        Medford, Oregon                    Investment Counsel, LLC
------------------------------------------------------------------------------------------------------------------
       Matthew C. Patten                3555 Lear Way,                     President of Cutler Investment Counsel,
                                        Medford, Oregon                    LLC
------------------------------------------------------------------------------------------------------------------
       Erich M. Patten                  3555 Lear Way,                     Portfolio Manager and Secretary of
                                        Medford, Oregon                    Cutler Investment Counsel, LLC
------------------------------------------------------------------------------------------------------------------
       Chris Uhas                       3555 Lear Way,                     Senior Vice President of Cutler
                                        Medford, Oregon                    Investment Counsel, LLC
------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF THE INVESTMENT ADVISORY AGREEMENT

     Cutler Investment Counsel, LLC and its predecessors or affiliates have acted as investment adviser for the Fund since its inception, and currently acts as the Fund's investment adviser pursuant to the Current Agreement. The Trustees of the Trust approved the Current Agreement at a meeting held on December 28, 1992 and last approved the continuance of the Current Agreement at a meeting held on December 19, 2006. The Current Agreement was originally approved by written consent of the sole shareholder of the Trust dated December 30, 1992 and last approved by the Fund's shareholders on March 20, 1996. The purpose of submission of the Current Agreement to shareholders at such time was to approve an increase in the advisory fees paid by the Trust. Under the Current Agreement, the Adviser has overall advisory and administrative responsibility with respect to the Fund. The Current Agreement also provides that the Adviser, subject to its right to delegate its responsibilities to other parties, shall (1) make decisions with respect to all purchases, sales and other transactions of securities and other investment assets of the Fund, including the selection of brokers, dealers and other persons to introduce or execute those transactions;
(2) follow and comply with the investment objectives of the Fund and the policies set forth from time to time by the Board; (3) monitor the performance of brokers, dealers and other persons who introduce or execute purchases, sales and other transactions of securities and other investment assets of the Fund;
(4) maintain proper books and records for the Fund; and (5) report regularly to the Board with information regarding the Fund.

     Under the Current Agreement, the annual management fee rate payable by the Fund to the Adviser is 0.75% of the average daily net assets of the Fund. For the fiscal year ended June 30, 2006, the Fund paid the Adviser advisory fees of $300,806.

     The Revised Agreement incorporates the following revisions from the Current
Agreement:

     (1) The Revised Agreement no longer contains references to the Fund's former administrator and transfer agent, who was replaced by Ultimus Fund Solutions, LLC in 2005.
     (2) The Revised Agreement updates the name of the current investment adviser to reflect a technical assignment of Cutler & Company, LLC's duties to its affiliate, Cutler Investment Counsel, LLC, in 2003.
     (3) The Revised Agreement reflects the current name of the Fund: the Cutler Equity Fund.
     (4)  The addresses of the Trust and the Adviser have been updated.
     (5) The Revised Agreement is governed by Oregon law, where the Trust and the Adviser are domiciled, whereas the Current Agreement is governed by New York law.
     (6) The Revised Agreement does not include certain provisions relating to in-kind redemptions because management believes these provisions are neither necessary nor appropriate to be included in an investment advisory agreement. Furthermore, the Fund has separately adopted procedures that address in-kind redemptions in accordance with the Investment Company Act.

     In addition, the date of the Revised Agreement will be different from that of the Current Agreement and there are certain other non-material changes between the Revised Agreement and the Current Agreement. Except for the changes described in this section, the Revised Agreement is substantially the same as the Current Agreement. For a complete understanding of the proposed Revised Agreement, please refer to the form of Revised Agreement provided as Appendix A. The following is a brief summary of some important provisions contained in both the Current Agreement and the Revised Agreement:

     o The Current Agreement and the Revised Agreement each essentially provides that the Adviser, under the Trustees' supervision, will (1) decide what securities to buy and sell for the Fund's portfolio and
          (2) select brokers and dealers to carry out portfolio transactions for the Fund.

     o The Current Agreement and the Revised Agreement each provides that it will continue in effect for an initial period of one year and, after that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees").

     o The Current Agreement and the Revised Agreement each may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the Adviser, or by the Adviser upon ninety days' written notice to the Trust, and terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

     o The Current Agreement and the Revised Agreement each provides that the Adviser will not be liable to the Trust, the Fund, or its shareholders except for liability arising from the Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

     o Under both the Current Agreement and the Revised Agreement, the annual advisory fee rate payable to the Adviser is equal to the annual rate of 0.75% of the Fund's average daily net assets.

     The Adviser does not serve as investment adviser to any other investment companies.

BASIS FOR THE TRUSTEES' APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

     At a meeting held on February 8, 2007, the Trustees, including the Independent Trustees, approved the Revised Agreement and recommended that the shareholders of the Fund approve the Revised Agreement. In considering these actions, the Trustees noted that, in connection with their annual review of the Fund's advisory arrangements (the "Annual Review") on December 19, 2006, they had approved the Current Agreement (which, as discussed above, is substantially similar in all material respects to the Revised Agreement) for an additional one-year term. In connection with the Annual Review, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the Fund's advisory agreement as in effect from year to year. In approving the Revised Agreement, the Trustees considered the information provided and the factors considered in connection with the Annual Review as well as such new information as they considered appropriate, including the Adviser's recommendation that the Trustees approve the Revised Agreement. In considering the Revised Agreement, the Trustees did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Revised Agreement included the following:

     THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED TO THE FUND UNDER THE ADVISORY AGREEMENT. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund and the resources dedicated to the Fund by the Adviser. The Adviser provided the Trustees a copy of its Form ADV and information on the background, qualifications, education and experience of the Adviser's investment and operational personnel, including that of new personnel who had joined the Adviser during the past year. The Adviser also updated the Trustees on the expansion of the Adviser's product base and plans for the firm's continued expansion during the coming year, providing not only detailed information on its professional personnel, but each person's area of responsibility and the percentage of each person's time committed to Fund activities. The Trustees found that based on the performance and risk characteristics of the Fund and the effectiveness of the Fund in achieving its stated objective, they believe the Adviser has provided high quality services and the Adviser has the financial resources and personnel to continue to provide quality advisory services to the Fund. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Revised Agreement, that the nature, extent and quality of services provided by the Adviser supported the approval of the Revised Agreement.

     INVESTMENT PERFORMANCE OF THE FUND AND CUTLER. In connection with the Annual Review, the Trustees had received information about the performance of the Fund over various time periods, including information which compared the performance of the Fund to the performance of peer groups of the Fund and the Fund's performance benchmarks, including the S&P 500 Index, the Dow Jones Industrial Average, comparable private accounts managed by the Adviser and domestic equity funds in the Morningstar database of funds of similar size with similar investment objectives. In addition, the Trustees received more recent performance information in connection with their approval of the Revised Agreement. These analyses and comparisons showed that the Fund has performed competitively over both the short and long term and that even though the Fund slightly underperformed the average for those mutual funds in the Morningstar database listed as Large Cap Value under $100 million over certain time periods, the Fund outperformed the S&P 500 Index, the Fund's primary benchmark for the three-month and one year periods ended September 30, 2006 and again during the one year period ended December 31, 2006 while also remaining competitive over the long term, including the ten year periods. Based upon their review, the Trustees found that the Fund's performance has been competitive with the returns of relevant securities indices and other similarly situated mutual funds. The Trustees noted that the Adviser's investment strategy has remained consistent with its dividend focused philosophy while maintaining performance. The Board concluded, within the context of their overall conclusions regarding the Revised Agreement, that the Fund's performance and other relevant factors supported the approval of the Revised Agreement.

     THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER FROM ITS RELATIONSHIP WITH THE FUNd. In connection with the Annual Review, the Trustees had considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. At that time, they considered comparisons (against the Morningstar database) of the Fund's advisory fees and total expense levels to those of its peer group, categorized both by fund size and by investment style, and information about the advisory fees charged by the Adviser to its other accounts. In evaluating the Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund. The Fund currently pays an investment advisory fee computed at the annual rate of .75% of the Fund's average daily net assets, and the total expense ratio for the Fund for the fiscal year ended June 30, 2006 was 1.26% of average net assets. The Trustees took note of the fact that the Fund's advisory fee was equal to, and the Fund's expense ratio was slightly below, the averages for funds with assets under $100 million which are categorized by Morningstar as Large Cap Value (.76% and 1.32%, respectively) and that the advisory fees charged to the Fund are lower than those paid by the Adviser's comparable private accounts. The Adviser noted that it has had a voluntary expense waiver in effect with respect to the Fund for the last several fiscal years, but during the most recent fiscal year Fund expenses were below the voluntary expense cap level such that the Adviser did not need to waive any fees to maintain Fund expenses at the desired level. The Trustees noted that in connection with the Annual Review they had concluded that the costs of the services to be provided supported the renewal of the Current Agreement, the advisory fees paid by the Fund and the Fund's respective total expense ratios and that this is not expected to change as a result of the Revised Agreement.

     As  part of the  Annual  Review,  the  Trustees  had  also  considered  the compensation directly or indirectly received by the Adviser from its relationship with the Fund. The Trustees noted that the Fund does not have any "soft dollar" arrangements with broker-dealers that would otherwise benefit the Adviser and considered any fall-out benefits to the Adviser from managing the Fund. In connection with the Annual Review, the Trustees had reviewed information provided by management as to the profitability of the Adviser's relationship with the Fund. The Adviser provided the Trustees a copy of a recent balance sheet of the Adviser and an analysis of the profitability of the Adviser with respect to the Fund in comparison to its overall profitability. This information showed that the Adviser is maintaining a reasonable, but not excessive, profit level with respect to both the Fund and its other accounts such that the Adviser should be able to maintain its current level and quality of service to the Fund and that the Adviser's profitability with respect to the Fund is comparable to the firm's overall profitability. The Trustees considered that the profitability of its relationship to the Fund was not expected to change as a result of the Revised Agreement.

     After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Revised Agreement, that the advisory fees charged to the Fund are fair and reasonable, and that the costs of these services generally, and the related profitability of the Adviser in respect of its relationship with the Fund, supported the approval of the Revised Agreement.

     ECONOMIES OF SCALE. In connection with the Annual Review, the Trustees had considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in its investment advisory fees or other means, such as expense waivers. The Trustees noted that, given the small size of the Fund, and the fact that Fund asset levels have remained relatively constant over the past year breakpoints are not appropriate at this time and it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Trustees noted that this fact would not change as a result of the Revised Agreement. The Trustees also concluded, however, that if the Fund grows significantly in assets, it may become necessary for the Adviser to consider adding fee breakpoints to the Revised Agreement.

     The Trustees also considered other factors, either in connection with the Annual Review or with their approval of the Revised Agreement. These factors included, but were not limited to, whether the Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. Based upon detailed information provided by the Adviser, the Trustees determined that the Fund has operated in accordance with its investment objective, that there have been no material violations of the Fund's investment restrictions, the compliance policies of the Trust or any of the Trust's service providers over the last year. They also considered the compliance program the Adviser is providing to the Fund, noting that the Chief Compliance Officer of the Fund, Brooke C. Ashland, is an Officer of the Adviser and the Adviser does not charge the Fund for her services.

     Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Revised Agreement should be approved and approved such Revised Agreement, subject to required shareholder approval. The Board is recommending that shareholders of the Fund vote to approve the Revised Agreement. The Trustees, including the Independent Trustees, further resolved that if the Revised Agreement is not approved by the Trustees, the Current Agreement shall remain in full force and effect.


                                 OTHER BUSINESS

 -------------------------------------------------------------------------------

     The proxy holders have no present intention of bringing any other matter before the meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     The firm of Deloitte & Touche LLP ("Deloitte") has been selected as the independent registered public accounting firm for the Fund. Deloitte, in accordance with Independence Standards Board Standard No. 1 (ISB No.1), has confirmed to the Trust's Audit Committee that it is an independent registered public accounting firm with respect to the Fund.

     Deloitte audits the annual financial statements of the Fund and provides other tax-related services to the Fund. Representatives of Deloitte are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

     The Trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the Fund. Prior to the commencement of any audit or non-audit services to the Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

     Less than 50% of the hours expended on Deloitte's engagement to audit the Fund's financial statements for the most recent fiscal year were attributed to work performed by persons who are not full-time, permanent employees of Deloitte.

     AUDIT FEES. The aggregate fees billed by Deloitte for professional services rendered for the audit of the Fund's annual financial statements or for services that are normally provided in connection with statutory and regulatory filings or engagements were $20,500 and $19,675 with respect to the Fund's fiscal years ended June 30 2006 and 2005, respectively.

     AUDIT-RELATED FEES. No fees were billed by Deloitte in either of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported as Audit Fees in the preceding paragraph.

     TAX FEES. The aggregate fees billed by Deloitte for professional services rendered on behalf of the Fund for tax compliance, tax advice, and tax planning were $3,800 and $3,775 with respect to the Fund's fiscal years ended June 30 2006 and 2005, respectively. The services comprising these fees are the preparation of the Fund's federal income and excise tax returns.

     ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by Deloitte to the Fund other than the services reported above. Deloitte has not provided any non-audit services in either of the last two fiscal years to the Fund's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.



                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

GENERAL

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter or telephone, will be paid by the Fund. In addition to solicitation by mail, certain officers and representatives of the Fund and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies in person or by telephone.

     In order to participate in the Special Meeting, shareholders may submit the proxy card sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Shareholder Services, toll-free, at 1-888-CUTLER4 (1-888-288-5374). Any proxy given by a shareholder is revocable until the Special Meeting.

PROPOSALS OF SHAREHOLDERS

     Any shareholders proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its Proxy Statement and form of Proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made. Under current Delaware law and the Investment Company Act, the Trust is not required to hold annual shareholders' meetings.

                                    By Order of the Board of Trustees


                                    /s/ Cassandra W. Borchers

                                    Cassandra W. Borchers
                                    Assistant Secretary


Date: March 5, 2007

--------------------------------------------------------------------------------

PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                   APPENDIX A
                                   ----------

                                THE CUTLER TRUST
                          INVESTMENT ADVISORY AGREEMENT


     AGREEMENT made the ____ day of April, 2007, between The Cutler Trust (the "Trust"), a business trust organized under the laws of the State of Delaware with its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, and Cutler Investment Counsel, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Oregon with its principal place of business at 3555 Lear Way, Medford, Oregon 97504.

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and is authorized to issue its shares in separate series and classes (the "Shares"); and

     WHEREAS, the Trust desires that the Adviser perform investment advisory services for each separate investment portfolio of the Trust listed in Schedule A hereto as it may be amended from time to time (each a "Fund" and, collectively, the "Funds"), and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

     NOW THEREFORE, the Trust and the Adviser agree as follows:

     SECTION 1. APPOINTMENT

     The Trust hereby appoints the Adviser, and the Adviser hereby agrees, to act as investment adviser to each Fund for the period and on the terms set forth in this Agreement. In connection therewith, (i) the Trust has delivered to the Adviser copies of its Trust Instrument and Bylaws, the Trust's Registration Statement and all amendments thereto filed pursuant to the Act or the Securities Act of 1933, as amended, with the Securities and Exchange Commission (the "Registration Statement") and the current Prospectus and Statement of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus") and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing and (ii) the Adviser has delivered to the Trust's Secretary copies of its entire Form ADV and all amendments thereto as amended to date and will from time to time furnish the Trust's Secretary with all amendments of or supplements to the Adviser's Form ADV.

     SECTION 2. INVESTMENT ADVISORY DUTIES

     Subject to the direction and control of the Trust's Board of Trustees (the "Board"), the Adviser shall manage the investment and reinvestment of the assets of the Funds, and, without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be authorized by the Board.

     (a) The Adviser shall make decisions with respect to all purchases, sales and other transactions of securities and other investment assets of the Funds, including the selection of brokers, dealers and other persons to introduce or execute those transactions. To carry out such decisions, the Adviser is authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities or other investment assets for the Funds, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, subject to paragraph (b) below.

     (b) In making decisions with respect to all purchases, sales and other transactions of securities and other investment assets of the Funds the Adviser shall follow and comply with the investment objectives of the Funds, the policies set forth from time to time by the Board (to the extent communicated to the Adviser in writing or at a Board meeting attended by a representative of the Adviser), the limitations imposed by the Trust's Trust Instrument and Bylaws, the Trust's Registration Statement and the Funds' Prospectus(es) (in each case, to the extent copies thereof are furnished to the Adviser as provided for in Section l (i) above), the limitations set forth in the Act, and the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, in respect of investment companies.

     (c) The Adviser shall monitor the performance of brokers, dealers and other persons who introduce or execute purchases, sales and other transactions of securities and other investment assets of the Funds.

     (d) The Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Act, including those required by paragraphs
(b)(5), (6) and (9) of Rule 3 la-1 promulgated under the Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Securities and Exchange Commission and the Internal Revenue Service. The books and records pertaining to the Trust that are in possession of the Adviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives, shall have access to such books and records at all times during the Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or the Trust's authorized representatives.

     (e) The Adviser shall provide to the Board at each regularly scheduled meeting thereof (or such other meetings as may be requested by the Trust) a report containing an appropriate summary of all changes in the Funds' investment
portfolios  since  the  prior  report,   will
inform the Board of important developments affecting the Funds, and on its own initiative will furnish the Board from time to time with such information as it believes appropriate for this purpose, whether concerning the individual issuers whose securities are included in the Funds' investment portfolios, the industries in which these issuers engage, or the economic, social or political conditions prevailing in each country in which the Funds' maintain investments. The Adviser also shall provide the Board with such statistical and analytical information with respect to securities in the Funds' investment portfolios as the Adviser believes appropriate or as the Board reasonably may request. The Adviser shall provide other persons, in such forms and at such times as the Trust's authorized representatives shall reasonably request, information about portfolio transactions and prices or yield quotations of portfolio securities.
(f) The Adviser shall from time to time employ or associate with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on behalf of the Trust in any such respect.

     SECTION 3. EXPENSES

     (a) Subject to any other agreement by the Adviser or other person to reimburse any expenses of the Trust that relate to the Funds, the Trust shall be responsible for and assumes the obligation for payment of all of its other expenses, including: (i) the fee payable under Section 5 hereof; (ii) expenses of issue, repurchase and redemption of Shares; (iii) interest charges, taxes and brokerage fees and commissions; (iv) premiums of insurance for the Trust, its trustees and officers and fidelity bond premiums; (v) fees, interest charges and expenses of third parties, including the Trust's custodian, administrator, transfer agent, dividend disbursing agent and fund accountant; (vi) fees of pricing, interest, dividend, credit and other reporting services; (vii) costs of membership in trade associations; (viii) telecommunications expenses; (ix) funds transmission expenses; (x) auditing, legal and compliance expenses; (xi) costs of maintaining the Trust's existence; (xii) costs of preparing and printing the Fund's Prospectuses, subscription application forms and shareholder reports and delivering them to existing shareholders; (xiii) expenses of meetings of shareholders and proxy solicitations therefor; (xiv) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts, of calculating the net asset value of shares of the Trust and of preparing tax returns; (xv) costs of reproduction, stationery and supplies;
(xvi) fees and expenses of the Trust's Trustees who are not affiliated persons of the Adviser or its affiliated persons; (xvii) compensation of the Trust's officers and employees; (xviii) costs of other personnel who may be employees of the Adviser, or their respective affiliated persons performing services for the Trust; (xix) costs of Trustee meetings; (xx) Securities and Exchange Commission registration fees and related expenses; and (xxi) state or foreign securities laws registration fees and related expenses.

     SECTION 4. STANDARD OF CARE

     (a) The Adviser shall give the Trust the benefit of its best judgment and efforts in rendering its services to the Trust and shall not be liable for error of judgment or mistake of law, for any loss arising out of any investment, or in any event whatsoever, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the security holders of the Trust to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of reckless disregard of its obligations and duties hereunder.

     (b) The Adviser shall not be held responsible for any loss incurred by reason of any act or omission of any dealer, broker or custodian; provided that such loss is not the result of the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or the result of the Adviser's reckless disregard of its obligations and duties hereunder.

     (c) This Section shall survive the  termination of this Agreement and shall
be  binding  upon  the  Trust's  and  the  Adviser's   successors  and  personal
representatives.

     SECTION 5. COMPENSATION

     (a) For the services provided by the Adviser pursuant to this Agreement, the Trust shall pay the Adviser, with respect to each of the Funds, a fee at an annual rate equal to the amount set forth in Schedule A hereto. Such fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first day of each calendar month for services performed under this Agreement during the prior calendar month. Upon the termination of this Agreement, the Trust shall pay to the Adviser such compensation as shall be payable prior to the effective date of such termination.

     (b) Notwithstanding anything in this Agreement to the contrary, the Adviser and its affiliated persons, if any, may receive compensation or reimbursement from the Trust with respect to the provision of shareholder support or other services or service as an officer of the Trust.

     SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

     (a) This Agreement shall become effective with respect to a Fund on the latter of the date on which the Trust's Registration Statement relating to the Shares of the Fund becomes effective and date of its approval by a vote of a majority of the outstanding voting securities of the Fund. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between the Trust and the Adviser covering the subject matter hereof.

     (b) This Agreement shall continue in effect with respect to a Fund for twelve months and, thereafter, shall continue in effect for successive twelve-month periods, provided that such continuance is specifically approved at least annually (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by a vote of a majority of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. If the continuation of this

Agreement is not approved as to a Fund, the Adviser may continue to render to the Fund the services described herein in the manner and to the extent permitted by the Act.

     (c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Adviser or (ii) by the Adviser on 60 days' written notice to the Trust. This Agreement shall automatically terminate in the event of its assignment.

     SECTION 7. ACTIVITIES OF THE ADVISER

     (a) Except to the extent necessary to perform its obligations under this Agreement, nothing herein shall be deemed to limit or restrict the Adviser's right, or the right of any of its officers, directors or employees (whether or not they are a trustee, officer, employee or other affiliated person of the Trust) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

     (b) The Adviser represents that it is currently registered, and during the entire period this Agreement is in effect will be registered, as an investment adviser under the Investment Advisers Act of 1940.

     SECTION 8. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

     The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Adviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

     SECTION 9. "CUTLER" NAME

     If the Adviser ceases to act as investment adviser to the Trust or any Fund whose name includes the word "Cutler," or if the Adviser requests in writing, the Trust shall take prompt action to change the name of the Trust or any such Fund to a name that does not include the word "Cutler." The Adviser may from time to time make available without charge to the Trust for the Trust's use any marks or symbols owned by the Adviser, including marks or symbols containing the word "Cutler" or any variation thereof, as the Adviser deems appropriate. Upon the Adviser's request in writing, the Trust shall cease to use any such mark or symbol at any time. The Trust acknowledges that any rights in or to the word "Cutler" and any such marks or symbols which may exist on the date of this Agreement or arise hereafter are, and under any and all circumstances shall continue to be, the sole property of the Adviser. The Adviser may permit other parties, including other investment companies, to use the word "Cutler" in their names without the consent of the Trust. The Trust shall not use the word "Cutler" in conducting any business other than that of an investment company registered under the Act without the permission of the Adviser.

     SECTION 10. MISCELLANEOUS

     (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and, if required by the Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected.

     (b) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

     (c) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

     (d) Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

     (e) This Agreement shall be governed by and shall be construed in accordance with the laws of the State of Oregon.

     (f) The terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have the meanings ascribed thereto in the Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of April ___, 2007


                                           THE CUTLER TRUST


                                           By:  ____________________________
                                                Erich M. Patten
                                                President


                                           CUTLER INVESTMENT COUNSEL, LLC


                                           By:  ___________________________
                                                Brooke C. Ashland
                                                Chief Executive Officer
                                                And Manager

                                THE CUTLER TRUST
                          INVESTMENT ADVISORY AGREEMENT

                                   SCHEDULE A

                                  ADVISORY FEES


                                                 FEE AS A % OF
                                                 THE ANNUAL AVERAGE DAILY
           FUND                                  NET ASSETS OF THE FUND
           ----                                  ----------------------

     Cutler Equity Fund                                   0.75%

                                THE CUTLER TRUST
                               Cutler Equity Fund


                         SPECIAL MEETING OF SHAREHOLDERS
                                  APRIL 9, 2007


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints John F. Splain and Cassandra W. Borchers, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the Cutler Equity Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on April 9, 2007 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated March 5, 2007.

                                    Date:   _________________________, 2007

                                    NOTE:   Please  sign exactly as  your   name
                                            appears on  this  Proxy. If  signing
                                            for an estate, trust or corporation,
                                            title or capacity  should be stated.
                                            If  the  shares  are  held  jointly,
                                            both  signers should sign,  although
                                            the signature  of one  will bind the
                                            other.

                                            ______________________________


                                            ______________________________

                                            Signature(s)

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN.


1.   With respect to the election of five Trustees:

     01  Matthew C. Patten         04  Dr. Mario Campagna
     02  Robert B. Watts  Jr.      05  John P. Cooney
     03  Robert E. Clarke

     FOR ALL                     WITHHOLD ALL                  FOR ALL EXCEPT
       [  ]                         [  ]                            [  ]

     -------------------------------------------------------------------------

     To withhold authority to vote for any Nominee(s), mark "FOR ALL EXCEPT" and write the Nominee number(s) on the line provided.

2. To approve or disapprove a revised Investment Advisory Agreement between the Trust and Cutler Investment Counsel, LLC.

        FOR                       AGAINST                         ABSTAIN
        [  ]                       [  ]                            [  ]

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.


PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.